Exhibit 99.1

Condensed Consolidated Statements of Operations (Unaudited)
For the Quarters and Years Ended Dec. 31, 2016 and 2015

(In Millions, Except Per Share Data)
	Quarter Ended		Year Ended
	Dec.	Dec.	Dec.	Dec.
	2016	2015	2016	2015

Tons Sold	51.7	57.9	186.8	228.8

Revenues	$1,440.8	$1,313.1	$4,715.3	$5,609.2
Operating Costs and Expenses (1)	1,126.4	1,233.3	4,107.6	5,007.7
Depreciation, Depletion and Amortization	119.9	141.6	465.4	572.2
Asset Retirement Obligation Expenses	4.5	5.1	41.8	45.5
Selling and Administrative Expenses	38.8	47.6	131.9	176.4
Selling and Administrative Expenses Related to Debt Restructuring	—	—	21.5	—
Restructuring Charges	—	0.5	15.5	23.5
Other Operating (Income) Loss:
Net Gain on Disposal of Assets	(5.8)	(24.8)	(23.2)	(45.0)
Asset Impairment	230.7	377.0	247.9	1,277.8
(Income) Loss from Equity Affiliates:
Results of Operations (1)	(21.9)	3.5	(8.7)	12.0
Change in Deferred Tax Asset Valuation Allowance	(6.9)	(0.6)	(7.5)	(1.0)
Amortization of Basis Difference	—	0.7	—	4.9
(Income) Loss from Equity Affiliates	(28.8)	3.6	(16.2)	15.9
Operating Loss	(44.9)	(470.8)	(276.9)	(1,464.8)
Interest Income	(1.7)	(1.1)	(5.7)	(7.7)
Reorganization Items, Net	33.9	—	159.0	—
Interest Expense:
Interest Expense	54.9	121.4	298.6	465.4
Loss on Debt Extinguishment	29.5	—	29.5	67.8
Interest Expense	84.4	121.4	328.1	533.2
Loss from Continuing Operations Before Income Taxes	(161.5)	(591.1)	(758.3)	(1,990.3)
Income Tax Provision (Benefit)	24.7	(93.2)	(84.0)	(176.4)
Loss from Continuing Operations, Net of Income Taxes	(186.2)	(497.9)	(674.3)	(1,813.9)
(Loss) Income from Discontinued Operations, Net of Income Taxes	(13.1)	27.7	(57.6)	(175.0)
Net Loss	(199.3)	(470.2)	(731.9)	(1,988.9)
Less: Net Income (Loss) Attributable to Noncontrolling Interests	4.4	(0.8)	7.9	7.1
Net Loss Attributable to Common Stockholders	$(203.7)	$(469.4)	$(739.8)	$(1,996.0)

Adjusted EBITDA (4)	$303.3	$53.0	$492.2	$434.6

Diluted EPS - Loss from Continuing Operations (2)(3)	$(10.42)	$(27.28)	$(37.30)	$(100.34)

Diluted EPS - Net Loss Attributable to Common Stockholders (2)	$(11.13)	$(25.76)	$(40.45)	$(109.98)

(1)	Excludes items shown separately.
(2)
Weighted average diluted shares outstanding were 18.3 million and 18.2 million for the quarters ended Dec. 31, 2016 and 2015, respectively, and 18.3 million and 18.1 million for the years ended Dec. 31, 2016 and 2015.

(3)	Reflects loss from continuing operations, net of income taxes less net income (loss) attributable to noncontrolling interests.
(4)
Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, depreciation, depletion and amortization and reorganization items, net. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing the segments' operating performance. Adjusted EBITDA is not intended to serve as an alternative to U.S. GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies.

This information is intended to be reviewed in conjunction with the company's filings with the SEC.

Supplemental Financial Data (Unaudited)
For the Quarters and Years Ended Dec. 31, 2016 and 2015
	Quarter Ended		Year Ended
	Dec.	Dec.	Dec.	Dec.
	2016	2015	2016	2015
Revenue Summary (In Millions)
Powder River Basin Mining Operations	$411.1	$472.0	$1,473.3	$1,865.9
Midwestern U.S. Mining Operations	192.9	213.0	792.5	981.2
Western U.S. Mining Operations	139.0	155.4	526.0	682.3
Australian Metallurgical Mining Operations	407.6	257.3	1,090.4	1,181.9
Australian Thermal Mining Operations	263.5	208.3	824.9	823.5
Trading and Brokerage Operations	21.7	0.1	(10.9)	42.8
Other	5.0	7.0	19.1	31.6
Total	$1,440.8	$1,313.1	$4,715.3	$5,609.2

Tons Sold (In Millions)
Powder River Basin Mining Operations	33.1	35.7	113.1	138.8
Midwestern U.S. Mining Operations	4.5	4.6	18.3	21.2
Western U.S. Mining Operations	3.7	4.2	13.7	17.9
Australian Metallurgical Mining Operations	3.3	4.0	13.4	15.7
Australian Thermal Mining Operations	5.5	5.1	21.3	20.1
Trading and Brokerage Operations	1.6	4.3	7.0	15.1
Total	51.7	57.9	186.8	228.8

Revenues per Ton - Mining Operations
Powder River Basin	$12.40	$13.23	$13.02	$13.45
Midwestern U.S.	43.18	45.59	43.39	46.18
Western U.S.	37.18	37.30	38.30	38.09
Australian Metallurgical	124.94	64.63	81.41	75.04
Australian Thermal	47.94	40.71	38.79	41.00

Operating Costs per Ton - Mining Operations (1)
Powder River Basin	$9.34	$9.64	$9.66	$9.97
Midwestern U.S.	33.12	34.64	31.49	33.49
Western U.S.	32.26	28.43	30.90	27.78
Australian Metallurgical	92.84	68.65	82.63	76.20
Australian Thermal	33.32	32.95	28.56	31.36

Gross Margin per Ton - Mining Operations (1)
Powder River Basin	$3.06	$3.59	$3.36	$3.48
Midwestern U.S.	10.06	10.95	11.90	12.69
Western U.S.	4.92	8.87	7.40	10.31
Australian Metallurgical	32.10	(4.02)	(1.22)	(1.16)
Australian Thermal	14.62	7.76	10.23	9.64

Other Supplemental Financial Data (In Millions)
Adjusted EBITDA - Powder River Basin Mining Operations	101.6	128.2	379.9	482.9
Adjusted EBITDA - Midwestern U.S. Mining Operations	44.9	51.1	217.3	269.7
Adjusted EBITDA - Western U.S. Mining Operations	18.4	36.9	101.6	184.6
Adjusted EBITDA - Australian Metallurgical Mining Operations	104.7	(16.0)	(16.3)	(18.2)
Adjusted EBITDA - Australian Thermal Mining Operations	80.4	39.7	217.6	193.6
Adjusted EBITDA - Trading and Brokerage	18.2	(3.4)	(72.2)	27.0
Adjusted EBITDA - Resource Management (2)	7.7	14.9	19.0	32.2
Corporate Hedging Results	(43.2)	(110.2)	(241.0)	(436.8)
Selling and Administrative Expenses	(38.8)	(47.6)	(131.9)	(176.4)
Restructuring Charges	—	(0.5)	(15.5)	(23.5)
Other Operating Costs, Net (3)	9.4	(40.1)	33.7	(100.5)
Adjusted EBITDA	303.3	53.0	492.2	434.6
Operating Cash Flows	224.0	76.2	(52.8)	(14.4)
Acquisitions of Property, Plant and Equipment	70.0	49.9	126.6	126.8
Coal Reserve Lease Expenditures	—	187.4	249.0	277.2

(1)
Includes revenue-based production taxes and royalties; excludes depreciation, depletion and amortization; asset retirement obligation expenses; selling and administrative expenses; restructuring charges; asset impairment; and certain other costs related to post-mining activities. Gross margin per ton is approximately equivalent to segment Adjusted EBITDA divided by segment tons sold.

(2)	Includes certain asset sales, property management costs and revenues, and coal royalty expense.
(3)
Includes (income) loss from equity affiliates (before the impact of related changes in deferred tax asset valuation allowance and amortization of basis difference), costs associated with post-mining activities, minimum charges on certain transportation-related contracts, and the Q1 2016 gain of $68.1 million recognized in connection with the settlement of all Patriot and UMWA claims associated with the Patriot bankruptcy.

This information is intended to be reviewed in conjunction with the company's filings with the SEC.

Condensed Consolidated Balance Sheets
As of Dec. 31, 2016 and 2015

(In Millions)
	(Unaudited)
	Dec. 31, 2016	Dec. 31, 2015
Cash and Cash Equivalents	$872.3	$261.3
Restricted Cash	54.3	—
Accounts Receivable, Net	473.0	228.8
Inventories	203.7	307.8
Deferred Income Taxes	—	53.5
Other Current Assets	487.3	471.1
Total Current Assets	2,090.6	1,322.5
Property, Plant, Equipment and Mine Development, Net	8,776.7	9,258.5
Deferred Income Taxes	—	2.2
Investments and Other Assets	910.4	363.7
Total Assets	$11,777.7	$10,946.9

Current Portion of Long-Term Debt	$20.2	$5,874.9
Accounts Payable and Accrued Expenses	990.4	1,446.3
Other Current Liabilities	1.2	15.6
Total Current Liabilities	1,011.8	7,336.8
Long-Term Debt, Less Current Portion	—	366.3
Deferred Income Taxes	17.6	69.1
Other Noncurrent Liabilities	1,970.3	2,256.2
Total Liabilities Not Subject to Compromise	2,999.7	10,028.4
Liabilities Subject to Compromise	8,440.2	—
Total Liabilities	11,439.9	10,028.4
Stockholders' Equity	337.8	918.5
Total Liabilities and Stockholders' Equity	$11,777.7	$10,946.9

This information is intended to be reviewed in conjunction with the company's filings with the SEC.

Reconciliation of Non-GAAP Financial Measures (Unaudited)
For the Quarters and Years Ended Dec. 31, 2016 and 2015

(In Millions)	Quarter Ended		Year Ended
	Dec.	Dec.	Dec.	Dec.
	2016	2015	2016	2015

Loss from Continuing Operations, Net of Income Taxes	$(186.2)	$(497.9)	$(674.3)	$(1,813.9)
Depreciation, Depletion and Amortization	119.9	141.6	465.4	572.2
Asset Retirement Obligation Expenses	4.5	5.1	41.8	45.5
Selling and Administrative Expenses Related to Debt Restructuring	—	—	21.5	—
Asset Impairment	230.7	377.0	247.9	1,277.8
Change in Deferred Tax Asset Valuation Allowance Related to Equity Affiliates	(6.9)	(0.6)	(7.5)	(1.0)
Amortization of Basis Difference Related to Equity Affiliates	—	0.7	—	4.9
Interest Income	(1.7)	(1.1)	(5.7)	(7.7)
Interest Expense	54.9	121.4	298.6	465.4
Loss on Debt Extinguishment	29.5	—	29.5	67.8
Reorganization Items, Net	33.9	—	159.0	—
Income Tax Provision (Benefit)	24.7	(93.2)	(84.0)	(176.4)

Adjusted EBITDA	$303.3	$53.0	$492.2	$434.6

This information is intended to be reviewed in conjunction with the company's filings with the SEC.

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